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                                                                      Exhibit 21
                          UGI CORPORATION SUBSIDIARIES

                                                                                                        STATE OF
SUBSIDIARY                                                                                 OWNERSHIP  INCORPORATION
----------                                                                                 ---------  -------------
AMERIGAS, INC.                                                                                100%       PA
   FOUR FLAGS DRILLING COMPANY, INC.                                                          100%       PA
      Four Flags Holding Company                                                              100%       DE
   AMERIGAS PROPANE, INC.*                                                                    100%       PA
      AmeriGas Partners, L.P.                                                                  (1)       DE
         AmeriGas Finance Corp.                                                               100%       DE
         AmeriGas Propane L.P.                                                            98.9899%       DE
            AmeriGas Propane Parts & Service, Inc.                                            100%       PA
            Petrolane Offshore Limited                                                        100%       BERMUDA
      AmeriGas Technology Group, Inc.                                                         100%       PA
      Petrolane Incorporated                                                                  100%       PA
ASHTOLA PRODUCTION COMPANY                                                                    100%       PA
   UGI ETHANOL DEVELOPMENT CORPORATION                                                        100%       PA
NORTHFIELD HOLDING COMPANY                                                                    100%       DE
UGI ENTERPRISES, INC.                                                                         100%       PA
   CFN ENTERPRISES, INC.                                                                      100%       DE
      CF Networks LLC                                                                          60%       DE
   EASTFIELD INTERNATIONAL HOLDINGS, INC.                                                     100%       DE
         Eastfield Beteiligungsgesellschaft m.b.H                                             100%       AUSTRIA
               Flaga Beteiligungs Aktiengesellschaft                                           99%       AUSTRIA
                        Flaga Energieversorgung GmbH                                          100%       GERMANY
                        Flaga Flussiggas Vertriebsgesellschaft m.b.H.                         100%       AUSTRIA
                        Flaga Plyn, spol. s r.o.                                              100%       CZECH REPUBLIC
                        Flaga Slovplyn, spol. s  r.o.                                         100%       SLOVAKIA
                        Flaga Tech Trade Gesellschaft m.b.H.                                  100%       AUSTRIA
                        Osterreichische Flussiggas-Gesellschaft m.b.H.                         40%       AUSTRIA
                        T.S.G. Transport - und Speditionsgesellschaft m.b.H.                   50%       AUSTRIA
                              G.T.P. Gas Trans Praha spol. s r.o.                              60%       CZECH REPUBLIC
                              Gastrans-Erfurt-Gesellschaft m.b.H.                              90%       GERMANY
    EUROGAS HOLDINGS, INC.                                                                    100%       DE
    UGI ENERGY SERVICES, INC.                                                                 100%       PA
         Energy Services Holding Company                                                      100%       DE
    UGI POWER SUPPLY, INC.                                                                    100%       PA
    UGI INTERNATIONAL ENTERPRISES, INC.                                                       100%       PA
    UGI BLACK SEA ENTERPRISES, INC.                                                           100%       PA
    UGI INTERNATIONAL (ROMANIA), INC.                                                         100%       PA
    UGI ROMANIA, INC.                                                                         100%       PA
    UGI INTERNATIONAL (CHINA), INC.                                                           100%       DE
    UGI CHINA, INC.                                                                           100%       DE
         China Gas Partners, L.P.                                                              (2)       DE
             Nantong LPG Company, LLC                                                         100%       DE
    UGI SOUTHWEST CHINA DEVELOPMENT COMPANY                                                   100%       DE
    HEARTH USA, INC.                                                                          100%       DE
UGI PROPERTIES, INC.                                                                          100%       PA
UGI UTILITIES, INC                                                                            100%       PA
    UGI DEVELOPMENT COMPANY                                                                   100%       PA
         UGID Holding Company                                                                 100%       DE
UNITED VALLEY INSURANCE COMPANY                                                               100%       VT
VULCAN ACQUISITION CORP.                                                                      100%       DE

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                          UGI CORPORATION SUBSIDIARIES

(1) AmeriGas Propane Inc. and its subsidiary, Petrolane Incorporated, hold a combined 58.6% interest in AmeriGas Partners, L.P., and its subsidiary AmeriGas Propane, L.P

(2) General partner interest held by UGI International (China), Inc.; limited partner interest held by UGI China, Inc.


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